Exhibit 99.1
Customer Focused. Values Driven.

Forward-Looking Statements

Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in other documents we file with the Securities and Exchange Commission ("SEC"), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. Such statements may be identified by words such as "believes," "will," "would," "expects," "project," "may," "could," "developments," "strategic," "launching," "opportunities," "anticipates," "estimates," "intends," "plans," "targets" and similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, ongoing disruptions due to the COVID-19 pandemic and the measures taken to contain its spread on our employees, customers, business operations, credit quality, financial position, liquidity and results of operations; changes in general business and economic conditions on a national basis and in the local markets in which the Company operates, including changes that adversely affect borrowers' ability to service and repay the Company's loans; changes in customer behavior; turbulence in the capital and debt markets and the impact of such conditions on the Company's business activities; changes in interest rates; increases in loan default and charge-off rates; changes related to the discontinuation and replacement of LIBOR; decreases in the value of securities in the Company's investment portfolio; fluctuations in real estate values; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions, customer behavior or adverse economic developments; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; competitive pressures from other financial institutions; acquisitions may not produce results at levels or within time frames originally anticipated; operational risks including, but not limited to, cybersecurity incidents, fraud, natural disasters, and future pandemics; changes in regulation; reputational risk relating to the Company's participation in the Paycheck Protection Program and other pandemic-related legislative and regulatory initiatives and programs; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in the Company's financial statements will become impaired; demand for loans in the Company's market area; the Company's ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the SEC, which are available at the SEC's website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, HarborOne's actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law.

HarborOne® Bank Find your harbor.
2022 Investor Report 2

A Unique New England Banking Franchise



VT
NH
ME
MA
CT
RI
Lamoille
Caledonia
Essex
Chittenden
Washington
Addison
Orange
Rutland
Windsor
Bennington
Windham
Coos
Grafton
Carroll
Belknap
Sullivan
Merrimack
Strafford
Rockingham
Cheshire
Hillsborough
Oxford
Franklin
Kennebec
Waldo
Hancock
Androscoggin
Knox
Lincoln
Cumberland
Sagadahoc
York
Berkshire
Hampshire
Worcester
Middlesex
Suffolk
Norfolk
Plymouth
Hampden
Bristol
Barnstable
Dukes
Nantucket
Litchfield
Hartford
Tolland
New London
Middlesex
New Haven
Kent
Newport
Branch by Type
Bank Branch
Bank Corporate Office
Bank Commercial Lending Office
Mortgage Corporate Office
Mortgage Branch

COMPANY HIGHLIGHTS	
Exchange/Ticker:	NASDAQ/HONE
Total Assets:	$4.6 Billion
Total Loans:	$3.7 Billion
Total Deposits:	$3.8 Billion
Market Capitalization:	$718.6 Million (as of 3/31/22)

HarborOne Bancorp, Inc. is a bank holding company and the parent of HarborOne Bank, a state-chartered savings bank.

HarborOne Bank is headquartered in Brockton, MA with 30 full-service branches throughout Metro Boston, Southeast Massachusetts and Rhode Island and one commercial lending office in each of Boston and Providence. HarborOne Bank is a recognized leader in financial and personal enrichment education and innovation through HarborOne U.

HarborOne Mortgage, LLC ("HarborOne Mortgage") is a wholly owned subsidiary of HarborOne Bank with over 25 offices in Massachusetts, Rhode Island, and New Hampshire.

HarborOne® Bank Find your harbor.
2022 Investor Report 3

2022 Investor Report 4 Q1 2022 Highlights ▪ Diluted EPS of $0.25. ▪ ROA of 1.08% and ROE of 7.35%. ▪ Adopted CECL on January 1, 2022 and recorded a negative $1.3 million adjustment to the reserve for credit losses and a $3.9 million reserve for credit losses on unfunded commitments. ▪ As of March 31, 2022, the reserve for credit loss represents 1.12% of total loans. Q1 2022 recorded a $338,000 provision for credit losses compared to a negative provision of $1.4 million in the fourth quarter of 2021. ▪ HarborOne Mortgage recorded earnings of $4.2 million, including a positive change in fair value of mortgage servicing rights of $4.7 million. ▪ Completed the third repurchase program of 2,668,159 shares at an average share cost of $14.64, and announced a fourth repurchase program of up to 2,526,134 shares. ▪ Dividend increased 40% to 7 cents per share. Net Income $12.6 Million Diluted Earnings Per Share $0.25 Commercial Loan Growth $123.3 Million Core Deposit Growth $109.5 Million Tangible Book Value $11.24

2022 Investor Report 5 Key Performance Metrics $3,653 $4,059 $4,484 $4,553 $4,591 Total Assets ($mm) 2018 2019 2020 2021 Q1 2022 8.2% 15.3% 14.5% 13.6% 13.3% Tier 1 Capital 2018 2019 2020 2021 Q1 2022 $2,986 $3,172 $3,495 $3,608 $3,737 Total Loans ($mm) 2018 2019 2020 2021 Q1 2022 $4.77 $10.10 $10.88 $11.57 $11.24 Tangible Book Value 2018 2019 2020 2021 Q1 2022

2022 Investor Report 6 Key Performance Metrics $0.20 $0.33 $0.82 $1.14 $0.25 EPS 2018 2019 2020 2021 Q1 2022 3.22% 3.14% 3.06% 3.12% 3.21% Net Interest Margin on FTE Basis 2018 2019 2020 2021 Q1 2022 $11,394 $18,268 $44,792 $58,517 $12,267 Net Income ($m) 2018 2019 2020 2021 Q1 2022 $88,930 $109,062 $120,066 $131,370 $33,270 Net Interest Income ($m) 2018 2019 2020 2021 Q1 2022

2022 Investor Report 7 Loan Mix March 31, 2022 29% 4% 1% 48% 11% 4% 3% One-to-Four Family Residential Second Mortgages and Home Equity Lines of Credit Residential Real Estate Construction Commercial Real Estate Commercial and Industrial Commercial Construction Consumer Total Loans $3.6 billion: Commercial $2,381,330 Residential Real Estate $1,252,920 Consumer $103,100

2022 Investor Report 8 Commercial Lending Momentum $162 $154 $99 $137 $154 $277 $306 $464 $422 $411 $930 $1,168 $1,551 $1,700 $1,816 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 2018 2019 2020 2021 Q1 2022 Total Commercial Loans ($mm) Construction Commercial Commercial Real Estate $ 2 , 381 ▪ Commercial loans grew from $1.4 b illion in 2018 to $2.4 billion on March 31 , 2022, transforming the balance sheet while maintaining strong credit quality .. ▪ #1 U.S. Small Business Administration (SBA) Lender in Rhode Island in 2021. ▪ SBA Paycheck Protection Program (PPP) loans decreased $12.9 million during the quarter to $13.2 million at March 31, 2022. ▪ Since October 2021, the Company has hired 6 lenders across its commercial lines of business. They are seasoned lenders from 4 New England banks. $ 1 , 369 $ 1 , 628 $ 2 , 114 $ 2 , 258

2022 Investor Report 9 Diversification Flex/Industrial 24% Apartments 15% Retail/Retail Trade 14% Office 10% Hotels 14% Heath Care and Social Services 8% Educational Services 3% Real Estate Leasing 2% Warehouse 3% Other 7% Apartments 36% Flex/Industrial 23% Retail/Retail Trade 12% Restaurants 12% Hotels 6% Land Dev. Residential 3% Real Estate Leasing 3% 1 - 4 Family 1% Other 2% Land Dev. Commercial 2% Utilities 21% Heath Care and Social Assistance 17% Manufacturing 14% Construction 3% Restaurants 5% Other * 17% Retail/Retail Trade 8% Office 3% Administrative and Support 2% Wholesale Trade 5% Real Estate Leasing 3% Apartments 2% Commercial Real Estate Commercial Construction Commercial & Industrial *The Other category in the Commercial & Industrial loans includes $ 13 .. 6 million of SBA PPP loans ..

2022 Investor Report 10 Credit Quality Strong asset quality driven by core competencies in both underwriting and collections. Nonperforming assets and net charge - offs were impacted in Q1 2022 by the resolution of one credit in the amount of $8.8 million, for which a $2.8 million charge - off was recorded. 0.38% 0.30% 0.28% 0.26% 0.25% 0.09% 0.43% 0.47% 0.53% 0.32% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 2018 2019 2020 2021 Q1 2022 Nonperforming Assets to Total Assets Consumer Residential Total Reposssessed Commercial 0.07% 0.04% 0.10% 0.08% 0.30% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 2018 2019 2020 2021 Q1 2022 Net Charge - Offs to Average Loans

2022 Investor Report 11 At - Risk Sectors LTV* % Commercial Portfolio Retail $300.0MM 60% anchored by diverse mix of national chains and grocery stores. 63% 12.0% Office Space $195.9MM 91% located in suburban locations. 62% 9.0% Hotels $263.6MM 95% located in New England, 45% nationally franchised, 61% leisure - focused. 64% 10.7% Restaurants $56.5MM 30% nationally franchised 12% supported by SBA guarantee. 56% 2.8% Recreation $19.2MM Exposure reduced through amortization. 52% 0.9% *LTV on CRE only and based on as - completed value

2022 Investor Report 12 Market Growth Branch Expansion ▪ Boston Metro Region expansion from 3 to 6 branches: ▪ 3 new high - opportunity markets Brighton, Brookline and Cambridge ▪ Overall growth in number of branches from 27 to 30 as of March 31, 2022 ▪ Over 50% of our current Branch footprint exceeds $100 million in deposits Primary Customer Improvement ▪ Checking Household deposits up 6% year over year ▪ Small Business customer base has increased by 35% since 2019 ▪ Average balance per business customer has increased by 93% since 2019 Transformed Branch Model ▪ Managing local market opportunities ▪ Focus on acquiring small business relationships ▪ Launch comprehensive experience program ▪ Focus on interactions not transactions to deepen relationships ▪ Enhancing incentives to pay for performance NOW and Demand 29% Money Market 23% Savings 32% Certificate of Deposit 16% Deposit Mix

2022 Investor Report 13 Deposits ▪ Core deposit growth in Q1 2022 of $109.5 million, or 3.6% ▪ Successful business deposit acquisition of $100MM in 2019, $218MM in 2020, $140MM in 2021, and $47MM in Q1 2022 ▪ NOW and demand deposits represent 29% of total deposits at March 31, 2022 $413 $406 $690 $743 $771 $482 $627 $999 $1,139 $1,219 $144 $166 $219 $314 $310 $888 $887 $732 $628 $598 $759 $857 $867 $859 $864 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2018 2019 2020 2021 Q1 2022 Demand Deposits Savings Accounts NOW Accounts Certificates of Deposit Money Market Accounts 0.92% 1.28% 0.70% 0.24% 0.18% 0.00% 0.50% 1.00% 1.50% 2018 2019 2020 2021 Q1 2022 Cost of Total Deposits

2022 Investor Report 14 HarborOne Mortgage ▪ Q1 2022 earnings of $4.2 million on $254 million of disbursements. Mortgage baking income for Q1 2022 totaled $13.2 million, versus $32.8 million for Q1 2021. ▪ Proactively managing expenses as disbursements and margin decline from historic highs in 2020. Since January 2021, headcoun t has been reduced by 51 FTE’s, and three office leases were terminated during the year. ▪ Disbursements declined $506 million to $254 million in Q1 2022, compared to the prior year Q1. ▪ Locked pipeline on March 31, 2022 stands at $173 million, up from $143 million on December 31, 2021. ▪ Market share for purchases is 4th in NH, 26th in RI, 82nd in ME, and 22nd in MA.* ▪ 60%/40% purchase - to - refi split in Q1 2022 and 45%/54% split for fiscal year 2021. ▪ Seasoned and disciplined management team. Company founded in 1983 and purchased by HarborOne Bank in 2015. Flexible organizational structure to match market expansion and contraction. Documented plan to react to changing market conditions when presented. *Source: The Warren Group

2022 Investor Report 15 Committed to the Fundamentals ▪ Focused on organic growth ▪ Ongoing balance sheet transformation to achieve margin stability ▪ Lower cost deposit drivers with focus on commercial and small business funding sources ▪ Digital growth: enhanced tools, processes, and products to meet customer expectations ▪ Comprehensive capital management plan, including investing, cash dividends and stock buybacks ▪ Will only consider M&A with a financially attractive opportunity that ensures minimal TBV dilution ▪ We win with our people; investments in training, talent acquisition, and retention ▪ Seasoned and aligned management team and Board that drive results ▪ Maintain our commitment to being an outstanding community leader – Community is in our DNA, from our Foundation contributions to our Caring Crew volunteer programs

2022 Investor Report 16 Key Priorities Next 12 Months ▪ Grow Boston Metro region (brand, commercial/small business lending, activate new branches) ▪ Talent Management: retain and acquire top - tier talent to drive the business ▪ Improve Efficiency Ratio through top line growth and disciplined expense management ▪ Grow digital banking penetration among primary households and small business ▪ Continued enhancement of our data environment and CRM architecture ▪ Invest in small business products, services, and people to drive growth ▪ Continue profitable loan growth (CRE, C&I, small business); manage changing rate environment ▪ Extend our successful Rhode Island SBA model into Massachusetts (#1 SBA Lender in RI in 2021) ▪ Enhance and expand our Diversity, Equity, and Inclusion programs

2022 Investor Report 17 Original content, tools, templates, case studies, and calculators to help small businesses achieve financial success. HarborOne U Enriching Lives Through Education A personalized education platform that helps individuals gain skills and build confidence in their financial choices Consumer Small Business

2022 Investor Report 18 Promoting Equity, Diversity & Inclusion ▪ Introduced OneCommunity mortgage product ▪ Originated 8 Success for Small Business loans, providing access to capital to Micro Businesses ▪ Expanded Success for Small Business affiliate partnerships to include Center for Women & Enterprise, EforAll, Black Owned Brockton, Urban Ventures; all organizations that promote equity and economic mobility to under - represented populations ▪ Mentoring & Internships ▪ Recruiting ▪ Suppliers / Vendor partners ▪ $20MM for mortgage program ▪ Sponsored Center for Women and Enterprise’s Annual Women of Color Business Summit ▪ Hosted annual Small Business Pitch contests in Massachusetts and Rhode Island, and awarded $35,000 in seed money; 85% of winning businesses were women, veteran and/or minority - owned Equity & Diversity In - Development Program Workstreams Investment

Why HarborOne?

Value

- $4.6B bank in attractive New England market
- Increased quarterly dividend in Q1 2022 by 40% and recognized value in stock buy-back

Leadership

- Proven ability to successfully deploy capital
- Six-year track record of strategic growth since charter change to a bank
- Board and Senior Management alignment on branch expansion

Well-Capitalized

- Necessary capital to fund disciplined growth and provide insulation from economic downturn

Respected & Trusted

- Camille Madden, President, HarborOne Mortgage: 2021 Powerful Women of Mortgage Banking, Mortgage Banker Magazine
- Andreana Santangelo, Board Member: Boston Business Journal CFO of the Year (Large Company category)
- Damian Wilmot, Board Member: 2021 Most Influential Black Corporate Directors, Savoy Magazine, 2022 Boston Bar Foundation Public Service Award
- Inez Friedman-Boyce, General Counsel: 2022 Mass Lawyers Weekly In-House Leader in the Law
- Named Boston Globe's Top Places to Work 10 of last 12 years
- 2021 Boston Business Journal Most Charitable Companies list 6th consecutive year

HarborOne® Bank Find your harbor.
2022 Investor Report 19

2022 Investor Report 20 A Commitment To Doing What’s Right Mission Statement We provide a personalized experience while caring about every customer. We focus on understanding their financial goals for today and dreams for tomorrow. We are unwavering in our commitment to the communities that we serve. Vision Statement To be our customers’ mos t trusted financial partner. Our Values Integrity. Teamwork. Trust. Respect. Accountability.

2022 Investor Report 21 “Our vision for the future is disciplined, organic growth. Our commitment to those we serve and each other is to be the very best that we can be, every day. We embrace challenge, seek opportunity, and are steadfast in our focus to build an exceptional company.” – Jim Blake, CEO